UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  March 12, 2008

WELLCARE HEALTH PLANS, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-32209	47-0937650
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)
8735 Henderson Road, Renaissance One
	Tampa, Florida	33634
	(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (813) 290-6200

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.02     Termination of Material Definitive Agreement

As previously reported in a Current Report on Form 8-K filed on January 2, 2008, WellCare of Connecticut, Inc. (“WellCare CT”), a wholly-owned subsidiary of the Registrant, notified the Connecticut Department of Social Services (“CT DSS”) on December 26, 2007 that it intended to terminate its Purchase of Service Contract Number 093-MED-FCHP-1 and Purchase of Service Contract Number 093-HUS-WCC-2, each being between CT DSS and WellCare CT (the “Husky Contracts”), pursuant to which WellCare CT participates as a managed care organization in the Husky A and Husky B Medicaid programs.  Initially, the termination was to be effective March 1, 2008 or upon a mutually acceptable alternative date.  However, on March 12, 2008 WellCare CT received executed amendments to the Husky Contracts which, among other things, extend the termination date to March 31, 2008.  Copies of the amendments are attached as exhibits 10.1 and 10.2, to this Current Report on Form 8-K.

The foregoing description does not purport to be a complete statement of the parties’ rights and obligations under the above-described amendments.  The above description is qualified in its entirety by reference to the amendments.

In the interest of providing interested parties with full access to its federal, state and county contracts, the Registrant has elected to file such contracts with the Securities and Exchange Commission.  The Registrant does not believe that its business is substantially dependent on many of these contracts when each is taken individually.

Item 9.01         Financial Statements and Exhibits.

(a)   Financial Statements of Business Acquired.

None.

(b)   Pro Forma Financial Information.

None.

(c)   Shelf Company Transaction.

None.

(d)   Exhibits.

The following exhibits are filed as part of this report:

10.1	Amendment No. 23 to Purchase of Service Contract number 093-MED-FCHP-1, between the Department of Social Services and WellCare of Connecticut, Inc.
10.2	Amendment No. 8 to Purchase of Service Contract number 093-HUS-WCC-2, between the Department of Social Services and WellCare of Connecticut, Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 14, 2008	WELLCARE HEALTH PLANS, INC. /s/ Heath Schiesser
Heath Schiesser
President and Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description
10.1	Amendment no. 23 to Purchase of Service Contract number 093-MED-FCHP-1, between the Department of Social Services and WellCare of Connecticut, Inc.
10.2	Amendment no. 8 to Purchase of Service Contract number 093-HUS-WCC-2, between the Department of Social Services and WellCare of Connecticut, Inc.